UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)         January 17, 2008

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                     Birner Dental Management Services, Inc.

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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado

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                 (State or Other Jurisdiction of Incorporation)

                           0-23367                                84-1307044
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           (Commission File Number)         (IRS Employer Identification No.)

              3801 East Florida Avenue, Suite 508, Denver, CO 80210
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           (Address of Principal Executive Offices)        (Zip Code)

                                 (303) 691-0680
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 DFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Increased Quarterly Dividend.

On January 17, 2008, Birner Dental Management Services, Inc. announced, in the attached press release, an increase in the Company's quarterly dividend to $.17 per share from $.15 per share in 2008. The press release is filed as Exhibit 99.9

(c)   Exhibits

Exhibit No.       Description
-----------       --------------------------------------------------------------

99.9 Announcement of an increase in quarterly dividends from $.15 to $.17 per share.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
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                                     a Colorado corporation


Date: January 17, 2008               By:    /s/ Dennis N. Genty
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                                     Name:  Dennis N. Genty
                                     Title: Chief Financial Officer, Secretary,
                                            Treasurer and Director (Principal
                                            Financial and Accounting Officer)